Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally Kaplan-Porat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: rgargus@apm.com	E-Mail: tkaplan@apm.com

Thursday, April 28, 2011

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

FOURTH QUARTER FISCAL 2011 FINANCIAL RESULTS

SUNNYVALE, Calif., —April 28, 2011—Applied Micro Circuits Corporation [NASDAQ: AMCC] (“AppliedMicro”) today reported its financial results for the fourth quarter of fiscal 2011, ended March 31 2011.

•	Q4 2011 net revenues were $58.6 million, down 6.1% sequentially and up 1.7% year over year.

•	Q4 2011 GAAP net loss was $4.0 million or $0.06 per share compared to net loss of $2.0 million or $0.03 per share for the third quarter of fiscal 2011.

•	Q4 2011 non-GAAP EPS was $0.04 per share on net income of $2.7 million, compared to $0.10 per share on net income of $6.8 million, from continuing operations, for the third quarter of fiscal 2011.

•

Total cash, cash equivalents and short-term investments was approximately $168.1 million as of March 31, 2011 compared to $190.2 million at the end of December 31, 2010. The decrease in cash is mainly due to stock buybacks and investment in working capital.

•	The Company announced attainment of milestone of shipping 1 million Optical Transport Network (OTN) ports.

•

During the quarter, the Company announced the introduction of APM86392 and APM86391, of its PacketPro™ family of multi-core embedded processing devices. The industry’s first embedded multi-core processors that enable two or more independent subsystems to operate concurrently with effective isolation on a single chip.

Net revenues for the fourth quarter of fiscal 2011 were $58.6 million compared to $62.4 million in the third quarter of fiscal 2011, representing a sequential decrease of 6.1% and an increase of 1.7% over the $57.6 million in net revenues reported in the fourth quarter of fiscal 2010. Revenues for the full year were $247.7 million compared to $205.6 million for the full year fiscal 2010, a 20.5% increase.

The net loss on a generally accepted accounting principles (GAAP) basis for the fourth quarter of fiscal 2011 was $4.0 million or $0.06 per share. The fourth quarter GAAP net loss compares with a net loss of $2.0 million or $0.03 per share for the third quarter of fiscal 2011 and a net loss of $0.1 million or $0.00 per share for the fourth quarter of fiscal 2010. For the full year ended March 31, 2011, GAAP net loss was $1.0 million or $0.02 per share compared to a net loss of $7.5 million or $0.11 per share for the full fiscal year 2010.

Non-GAAP income from continuing operations for the fourth quarter of fiscal 2011 was $2.7 million or $0.04 per diluted share, compared to non-GAAP income from continuing operations of $6.8 million or $0.10 per diluted share in the third quarter of fiscal 2011 and non-GAAP net income from continuing operations of $6.1 million or $0.09 per diluted share for the fourth quarter of fiscal 2010. For the full fiscal year 2011, non-GAAP net income from continuing operations was $28.5 million or $0.42 per diluted share compared to $10.9 million or $0.16 per diluted share for the full fiscal year 2010.

“We executed to plan and continue to build upon our leadership position in the OTN market. With our increased pace of product introductions, we are confident of expanding our market share in all our key focus markets” said Dr.Paramesh Gopi, President and Chief Executive Officer.

Bob Gargus, Chief Financial Officer commented, “Lead times continue to be challenging and going forward are further challenged by the supply chain issues from the Japan earthquake. Overall we did a good job of meeting our revenue estimates and managing inventories to better serve our customers. Looking forward it appears that overall market demand, for the next 2 or so quarters, is consistent with our expectations.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, other-than-temporary impairment on investments, impairment of strategic investment, one-time acquisition related charges, payroll taxes on certain stock option exercises and non-cash tax adjustments. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, April 28, 2011 at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2011 and to provide guidance for the first quarter of fiscal 2012. You may access the conference call via any of the following:

Teleconference:	866-700-7441
Conference ID:	87823970
Web Broadcast:	http://www.apm.com
Replay:	888-286-8010 (access code: 19764072, available through May 5, 2011)

AppliedMicro Overview

AppliedMicro is a global leader in energy conscious high performance computing and connectivity solutions for telco, enterprise, data center, consumer and SMB applications. AppliedMicro’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company’s Web site at http://www.apm.com.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, increased supplier lead times and other supply chain constraints, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, successful integration and management of recently acquired businesses, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	March 31,
	2011	2010
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$168,051	$206,643
Accounts receivable, net	19,997	22,892
Inventories	26,561	15,387
Other current assets	16,784	18,098

Total current assets	231,393	263,020
Property and equipment, net	32,023	25,879
Goodwill	13,183	—
Purchased intangibles, net	23,388	16,850
Other assets	8,670	10,295

Total assets	$308,657	$316,044

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,431	$20,074
Other current liabilities	22,416	15,096

Total current liabilities	46,847	35,170
Stockholders’ equity	261,810	280,874

Total liabilities and stockholders’ equity	$308,657	$316,044

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31, 2011	December 31, 2010	March 31, 2010	March 31, 2011	March 31, 2010
Net revenues	$58,583	$62,364	$57,610	$247,710	$205,598
Cost of revenues	25,476	23,886	22,787	95,282	92,931

Gross profit	33,107	38,478	34,823	152,428	112,667
Operating expenses:
Research and development	26,932	28,684	24,255	108,732	88,096
Selling, general and administrative	11,733	12,729	11,937	49,173	45,901
Amortization of purchased intangibles	1,713	1,488	1,005	5,285	4,020
Restructuring charges (recoveries), net	(34)	33	1,025	532	746

Total operating expenses	40,344	42,934	38,222	163,722	138,763

Operating loss	(7,237)	(4,456)	(3,399)	(11,294)	(26,096)
Interest and other income (expense), net and other-than-temporary impairment	3,179	2,325	2,106	10,687	1,889

Loss from continuing operations before income taxes	(4,058)	(2,131)	(1,293)	(607)	(24,207)
Income tax (benefit) expense	(47)	(170)	(1,226)	399	(10,610)

Loss from continuing operations	(4,011)	(1,961)	(67)	(1,006)	(13,597)
Income from discontinued operations, net of income taxes	—	—	2	—	6,112

Net loss	$(4,011)	$(1,961)	$(65)	$(1,006)	$(7,485)

Basic and diluted income (loss) per share:
Loss per share from continuing operations	$(0.06)	$(0.03)	$0.00	$(0.02)	$(0.21)
Income per share from discontinued operations	0.00	0.00	0.00	0.00	0.10

Net loss per share	$(0.06)	$(0.03)	$0.00	$(0.02)	$(0.11)

Shares used in calculating basic and diluted income (loss) per share	64,236	64,647	65,345	65,160	66,006

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2011	2010	2010	2011	2010
GAAP net loss from continuing operations	$(4,011)	$(1,961)	$(67)	$(1,006)	$(13,597)
Adjustments:
Stock-based compensation charges	3,774	5,089	3,563	16,684	13,682
Amortization of purchased intangibles	4,978	4,757	3,630	17,167	16,116
Acquisition transaction expenses	—	—	—	859	—
Restructuring charges (recoveries), net	(34)	33	1,025	532	746
Impairment of strategic investment	—	—	—	—	2,000
Other-than-temporary investment impairment	(1,914)	(774)	(642)	(5,284)	2,927
Payroll taxes on certain stock option exercises	—	—	—	4	—
Income tax adjustments	(129)	(379)	(1,414)	(481)	(10,948)

Total GAAP to Non-GAAP adjustments	6,675	8,726	6,162	29,481	24,523

Non-GAAP net income from continuing operations	$2,664	$6,765	$6,095	$28,475	$10,926

Diluted income per share from continuing operations	$0.04	$0.10	$0.09	$0.42	$0.16

Shares used in calculating diluted income per share	65,741	65,890	67,573	67,097	67,703

Net income (loss) per share from continuing operations:
GAAP income (loss) per share	$(0.06)	$(0.03)	$0.00	$(0.02)	$(0.21)
GAAP to non-GAAP adjustments	0.10	0.13	0.09	0.44	0.37

Non-GAAP net income per share from continuing operations	$0.04	$0.10	$0.09	$0.42	$0.16

Reconciliation of shares used in calculating non-GAAP income per share:
Shares used in calculating the basic income (loss) per share	64,236	64,647	65,345	65,160	66,006
Adjustment for dilutive securities	1,505	1,243	2,228	1,937	1,697

Non-GAAP shares used in the EPS calculation	65,741	65,890	67,573	67,097	67,703

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Year Ended
	March 31, 2011	December 31, 2010	March 31, 2010	March 31, 2011	March 31, 2010
GROSS PROFIT:
GAAP gross profit	$33,107	$38,478	$34,823	$152,428	$112,667
Gross income (loss) from discontinued operations	—	—	(19)	—	422
Amortization of purchased intangibles	3,265	3,269	2,625	11,882	12,096
Stock-based compensation expense	154	164	169	651	587

Non-GAAP gross profit	$36,526	$41,911	$37,598	$164,961	$125,772

OPERATING EXPENSES:
GAAP operating expenses	$40,344	$42,934	$38,222	$163,722	$138,763
Operating expenses from discontinued operations	—	—	—	—	1,494
Stock-based compensation expense	(3,620)	(4,925)	(3,394)	(16,033)	(13,095)
Amortization of purchased intangibles	(1,713)	(1,488)	(1,005)	(5,285)	(4,020)
Acquisition transaction expenses	—	—	—	(859)	—
Restructuring (charges) recoveries, net	34	(33)	(1,025)	(532)	(746)
Payroll taxes on certain stock option exercises	—	—	—	(4)	—

Non-GAAP operating expenses	$35,045	$36,488	$32,798	$141,009	$122,396

INTEREST AND OTHER INCOME (EXPENSE), NET AND OTHER-THAN-TEMPORARY IMPAIRMENT:
GAAP interest and other income and other-than-temporary impairment, net	$3,179	$2,325	$2,106	$10,687	$1,889
Impairment of strategic investment	—	—	—	—	2,000
Other-than-temporary investment impairment	(1,914)	(774)	(642)	(5,284)	2,927

Non-GAAP interest and other income, net	$1,265	$1,551	$1,464	$5,403	$6,816

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(47)	$(170)	$(1,226)	$399	$(10,610)
Income tax expense (benefit) from discontinued operations	—	—	(21)	—	4,182
Income tax adjustments	129	379	1,435	482	6,734

Non-GAAP income tax expense (benefit)	$82	$209	$188	$881	$306

RESEARCH AND DEVELOPMENT :
GAAP research and development	$26,932	$28,684	$24,255	$108,732	$88,096
Research and development from discontinued operations	—	—	—	—	687
Stock-based compensation expense	(2,288)	(2,809)	(1,710)	(8,999)	(6,268)
Payroll taxes on certain stock option exercises	—	—	—	(2)	—

Non-GAAP research and development	$24,644	$25,875	$22,545	$99,731	$82,515

SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$11,733	$12,729	$11,937	$49,173	$45,901
Selling, general and administrative from discontinued operations	—	—	—	—	807
Stock-based compensation expense	(1,332)	(2,116)	(1,684)	(7,034)	(6,827)
Acquisition transaction expenses	—	—	—	(859)	—
Payroll taxes on certain stock option exercises	—	—	—	(2)	—

Non-GAAP selling, general and administrative	$10,401	$10,613	$10,253	$41,278	$39,881

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Year Ended March 31,
	2011	2010
Operating activities:
Net loss	$(1,006)	$(7,485)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	7,243	6,778
Amortization of purchased intangibles	17,162	16,117
Stock-based compensation expense:
Stock options	5,592	4,125
Restricted stock units	11,092	9,557
Other-than-temporary impairment of marketable securities	—	4,287
Impairment of strategic investment	—	2,000
Non-cash restructuring charges	—	359
Tax benefit from other comprehensive income	—	(6,204)
Capitalization of prior years mask set costs	(1,177)	—
Net (gain) loss on disposals of property	(322)	145
Net gain on sale of storage business unit	—	(11,366)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	3,465	(5,355)
Inventories	(11,174)	10,754
Other assets	(1,561)	(237)
Accounts payable	1,842	2,245
Accrued payroll and other accrued liabilities	(1,162)	(7,077)
Deferred revenue	956	(1,776)

Net cash provided by operating activities	30,950	16,867

Investing activities:
Proceeds from sales and maturities of short-term investments	121,876	185,724
Purchases of short-term investments	(124,950)	(173,265)
Proceeds from sale of property and equipment	365	—
Purchase of property, equipment and other assets	(9,740)	(7,532)
Proceeds from sale of strategic investment	4,991	—
Purchase of strategic investment	(330)	(1,000)
Proceeds from sale of storage business unit	—	21,527
Purchase of a business, net of cash acquired	(31,484)	—

Net cash (used for) provided by investing activities	(39,272)	25,454

Financing activities:
Proceeds from issuances of common stock	8,045	3,825
Funding of restricted stock units withheld for taxes	(2,746)	(870)
Repurchases of common stock	(40,063)	(8,076)
Funding of structured stock repurchase agreements	(10,000)	(41,797)
Funds received from structured stock repurchase agreements	15,512	27,751
Other	(550)	35

Net cash used for financing activities	(29,802)	(19,132)

Net (decrease) increase in cash and cash equivalents	(38,124)	23,189
Cash and cash equivalents at the beginning of the period	122,526	99,337

Cash and cash equivalents at the end of the period	84,402	122,526